Exhibit 99.1

NEWS RELEASE

For Immediate Release:	For Further Information Contact:
April 20, 2016	Media: Gentry Brann, +1 832 513 1031
Investors: Scott Lamb, +1 832 513 1068

CB&I Reports First Quarter Results
Strong Cash Flow Highlights the Quarter

THE WOODLANDS, Texas - April 20, 2016 - CB&I (NYSE:CBI) today announced first quarter 2016 net income of $107 million, or $1.01 per diluted share, compared to $132 million, or $1.21 per diluted share in the first quarter of 2015. Diluted earnings per share increased 5 percent in the first quarter of 2016 as compared to pro forma results for the comparable quarter in 2015, which exclude net income from the former nuclear construction business of $28 million, or $0.25 per diluted share. First quarter 2016 revenue of $2.7 billion compares to $3.1 billion in the first quarter of 2015, which included $488 million in revenue from the former nuclear business. On a pro forma basis, revenue increased slightly compared to 2015 first quarter results. New awards for the first quarter were $1.2 billion with a backlog of $21.2 billion.

Net cash provided by operating activities during the first quarter was $142 million, representing an increase of $432 million compared to the first quarter in 2015. Net operating cash flows combined with advance payments associated with equity-method joint ventures, which are reflected in cash flows from financing activities, totaled approximately $257 million during the first quarter 2016. At quarter end, cash and cash equivalents were $641 million, an increase of $294 million from the quarter-end balance for the first quarter 2015 and over $90 million from the year-end balance for 2015. In addition, during the quarter, total debt was reduced by $120 million from the year-end balance for 2015.

"Our cash generation in the first quarter reflects our ability to deliver on our capital allocation priorities of reducing leverage, returning capital to shareholders and investing in our business. Despite market uncertainty slowing the pace of new awards in the quarter, we maintained a healthy backlog and solid margins," said Philip K. Asherman, CB&I’s President and Chief Executive Officer. "Earnings lagged this quarter due to underperformance from our Fabrication Services group and a continuing softness in the technology licensing market worldwide. However, as previously communicated, we expect our new awards, revenue and earnings to progressively improve during the year, and we remain on track to perform within our guided ranges for 2016."

New awards for the first quarter include scope increases for an LNG mechanical erection and instrumentation project in Australia, refinery maintenance work in the United States and Canada, crude oil storage in the Middle East and Canada, petrochemical licensing in the Asia Pacific region, catalyst awards in the Middle East, environmental remediation work for the U.S. Navy, and a variety of technology and fabrication awards globally.

The tables below include reconciliations of GAAP financial results to non-GAAP financial results for 2015, which exclude results of the former nuclear construction business and the impact of the sale.

Earnings Conference Call
CB&I will host a webcast on April 20 at 4:00 p.m. Central time (5:00 p.m. Eastern time) to discuss financial and operating results and answer questions from investors. The webcast will be available on the Investor Relations page of www.CBI.com.
About CB&I
CB&I (NYSE:CBI) is a leading provider of technology and infrastructure for the energy industry. With over 125 years of experience and the expertise of more than 40,000 employees, CB&I provides reliable solutions to our customers around the world while maintaining a relentless focus on safety and an uncompromising standard of quality. For more information, visit www.CBI.com.
Important Information For Investors And Shareholders
Cautionary Statement Regarding Forward-Looking Statements
This press release contains forward-looking statements regarding CB&I and represents our expectations and beliefs concerning future events. These forward-looking statements are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties. When considering any statements that are predictive in nature, depend upon or refer to future events or conditions, or use or contain words, terms, phrases or expressions such as "achieve," "forecast," "plan," "propose," "strategy," "envision," "hope," "will," "continue," "potential," "expect," "believe," "anticipate," "project," "estimate," "predict," "intend," "should," "could," "may," "might" or similar forward-looking statements, we refer you to the cautionary statements concerning risk factors and "Forward-Looking Statements" described under "Risk Factors" in Item 1A of our Annual Report filed on Form 10-K filed with the SEC for the year ended December 31, 2015, and any updates to those risk factors or "Forward-Looking Statements" included in our subsequent Quarterly Reports on Form 10-Q filed with the SEC, which cautionary statements are incorporated herein by reference.

Chicago Bridge & Iron Company N.V.
Segment Information
(in thousands)

	Three Months Ended March 31,
	2016		2015

NEW AWARDS (1)		% of		% of
		Total		Total
Engineering & Construction	$323,418	27%	$1,209,407	40%
Fabrication Services	373,689	31%	927,374	31%
Technology	83,620	7%	77,022	2%
Capital Services	416,672	35%	817,380	27%
Total	$1,197,399		$3,031,183

REVENUE		% of		% of
		Total		Total
Engineering & Construction	$1,516,328	57%	$1,818,586	58%
Fabrication Services	517,576	19%	637,809	21%
Technology	64,562	3%	99,361	3%
Capital Services	569,267	21%	569,989	18%
Total	$2,667,733		$3,125,745

INCOME FROM OPERATIONS		% of		% of
		Revenue		Revenue
Engineering & Construction	$111,920	7.4%	$136,418	7.5%
Fabrication Services	38,249	7.4%	52,399	8.2%
Technology	26,281	40.7%	48,024	48.3%
Capital Services	11,490	2.0%	9,957	1.7%
Total	$187,940	7.0%	$246,798	7.9%

(1) New awards represent the value of new project commitments received by the Company during a given period, as well as scope growth on existing commitments.

Chicago Bridge & Iron Company N.V.
Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months
	Ended March 31,
	2016	2015

Revenue	$2,667,733	$3,125,745
Cost of revenue	2,380,128	2,755,574
Gross profit	287,605	370,171
% of Revenue	10.8%	11.8%

Selling and administrative expense	92,597	109,101
% of Revenue	3.5%	3.5%

Intangibles amortization	11,277	15,652
Equity earnings	(3,990)	(4,202)
Other operating (income) expense, net	(219)	2,822
Income from operations	187,940	246,798
% of Revenue	7.0%	7.9%

Interest expense	(25,898)	(22,286)
Interest income	2,489	2,048
Income before taxes	164,531	226,560

Income tax expense	(44,569)	(69,811)
Net income	119,962	156,749

Less: Net income attributable to noncontrolling interests	(13,037)	(24,521)
Net income attributable to CB&I	$106,925	$132,228

Net income attributable to CB&I per share:
Basic	$1.02	$1.22
Diluted	$1.01	$1.21

Weighted average shares outstanding:
Basic	104,803	108,197
Diluted	105,785	109,261

Cash dividends on shares:
Amount	$7,359	$7,597
Per share	$0.07	$0.07

Chicago Bridge & Iron Company N.V.
Condensed Consolidated Balance Sheets
(in thousands)

	March 31,	December 31,
	2016	2015
ASSETS

Current assets	$3,688,030	$3,367,299
Equity investments	137,895	136,845
Property and equipment, net	593,064	604,043
Goodwill and other intangibles, net	4,119,851	4,122,455
Other non-current assets	941,863	961,418
Total assets	$9,480,703	$9,192,060

LIABILITIES AND SHAREHOLDERS' EQUITY

Current maturities of long-term debt and other borrowings, net	$980,671	$800,871
Other current liabilities	4,333,739	4,056,077
Long-term debt, net	1,492,365	1,791,832
Other non-current liabilities	388,594	379,690

Shareholders' equity	2,285,334	2,163,590
Total liabilities and shareholders’ equity	$9,480,703	$9,192,060

Condensed Consolidated Statements of Cash Flows and Other Financial Data
(in thousands)

	Three Months
	Ended March 31,
	2016	2015
CASH FLOWS

Cash flows from operating activities	$141,850	$(289,871)
Cash flows from investing activities	(47,499)	(56,879)
Cash flows from financing activities	(11,392)	403,409
Effect of exchange rate changes on cash and cash equivalents	8,305	(60,965)
Increase (decrease) in cash and cash equivalents	91,264	(4,306)
Cash and cash equivalents, beginning of the year	550,221	351,323
Cash and cash equivalents, end of the period	$641,485	$347,017

OTHER FINANCIAL DATA

Increase in receivables, net	$(57,207)	$(41,175)
Change in contracts in progress, net	58,361	(330,345)
Decrease in inventory	27,477	2,803
Decrease in accounts payable	(87,753)	(230,152)
Change in contract capital	$(59,122)	$(598,869)

Depreciation and amortization	$31,801	$44,309
Capital expenditures	$11,180	$8,978

	March 31, 2016	December 31, 2015
Backlog (1)	$21,163,059	$22,643,939

(1) Backlog includes the value of new award commitments until work is performed and revenue is recognized or until cancellation. Backlog may also fluctuate with currency movements.

Chicago Bridge & Iron Company N.V.
Non-GAAP Supplemental Pro Forma Financial Data
(amounts adjusted to exclude the results of our nuclear operations and non-cash charges related to the disposition of our nuclear operations)
(in thousands, except per share data)

	Three Months Ended March 31, 2015 (1)
	As Reported	Disposition Charges	Removal of Divested Business	Excluding Divested Business

Revenue	$3,125,745	$—	$(488,259)	$2,637,486
Income from operations	$246,798	$—	$(45,600)	$201,198
Net income attributable to CB&I	$132,228	$—	$(27,816)	$104,412
Net income attributable to CB&I per share (diluted) (2)	$1.21	$—	$(0.25)	$0.96
New Awards	$3,031,183	$—	$(5,206)	$3,025,977
Backlog	$29,934,182	$—	$(8,193,792)	$21,740,390
Operating Cash Flows	$(289,871)	$—	$303,600	$13,729

	Three Months Ended June 30, 2015 (1)
	As Reported	Disposition Charges	Removal of Divested Business	Excluding Divested Business

Revenue	$3,207,113	$—	$(564,327)	$2,642,786
Income from operations	$284,107	$—	$(71,800)	$212,307
Net income attributable to CB&I	$169,515	$—	$(43,798)	$125,717
Net income attributable to CB&I per share (diluted) (2)	$1.55	$—	$(0.40)	$1.15
New Awards	$2,844,516	$—	$(574,719)	$2,269,797
Backlog	$29,432,933	$—	$(8,204,184)	$21,228,749
Operating Cash Flows	$95,167	$—	$271,200	$366,367

	Three Months Ended September 30, 2015 (1)
	As Reported	Disposition Charges	Removal of Divested Business	Excluding Divested Business

Revenue	$3,321,682	$—	$(502,922)	$2,818,760
(Loss) income from operations	$(889,962)	$1,160,480	$(45,715)	$224,803
Net (loss) income attributable to CB&I	$(740,433)	$904,230	$(27,886)	$135,911
Net (loss) income attributable to CB&I per share (diluted)(3)	$(7.02)	$8.56	$(0.26)	$1.28
New Awards	$4,000,302	$—	$(84,289)	$3,916,013
Backlog	$29,928,616	$—	$(7,785,551)	$22,143,065
Operating Cash Flows	$21,282	$—	$305,685	$326,967

	Three Months Ended December 31, 2015 (1)
	As Reported	Disposition Charges	Removal of Divested Business	Excluding Divested Business

Revenue	$3,274,964	$—	$(505,659)	$2,769,305
(Loss) income from operations	$(66,060)	$345,371	$(52,035)	$227,276
Net (loss) income attributable to CB&I	$(65,725)	$230,910	$(31,741)	$133,444
Net (loss) income attributable to CB&I per share (diluted)(3)	$(0.63)	$2.19	$(0.30)	$1.26
New Awards	$3,262,497	$—	$(8,151)	$3,254,346
Backlog	$22,643,939	$—	$—	$22,643,939
Operating Cash Flows	$117,208	$—	$252,865	$370,073

Chicago Bridge & Iron Company N.V.
Non-GAAP Supplemental Pro Forma Financial Data
(amounts adjusted to exclude the results of our nuclear operations and non-cash charges related to the disposition of our nuclear operations)
(in thousands, except per share data)

	Twelve Months Ended December 31, 2015 (1)
	As Reported	Disposition Charges	Removal of Divested Business	Excluding Divested Business

Revenue	$12,929,504	$—	$(2,061,167)	$10,868,337
(Loss) income from operations	$(425,117)	$1,505,851	$(215,150)	$865,584
Net (loss) income attributable to CB&I	$(504,415)	$1,135,140	$(131,241)	$499,484
Net (loss) income attributable to CB&I per share (diluted)(3)	$(4.72)	$10.58	$(1.22)	$4.64
New Awards	$13,138,498	$—	$(672,365)	$12,466,133
Backlog	$22,643,939	$—	$—	$22,643,939
Operating Cash Flows	$(56,214)	$—	$1,133,350	$1,077,136

(1)  The summary unaudited pro forma financial information presented in the tables above is for illustrative purposes only and is based on assumptions and estimates considered appropriate by CB&I management; however, it is not necessarily indicative of what CB&I’s consolidated financial position or results of operations actually would have been assuming the transaction was completed on January 1, 2015, and does not purport to represent CB&I’s consolidated financial position or results of operations for future periods. The above should be read together with the historical financial statements, including the related notes thereto, included in CB&I’s Annual Report on Form 10-K for the year ended December 31, 2015 and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2015, June 30, 2015, and September 30, 2015.

(2) The unadjusted and adjusted per share amounts for the three months ended March 31, 2015 and June 30, 2015 are based upon diluted weighted average shares of 109,261 and 109,533, respectively.

(3) The unadjusted per share amounts for the three months ended September 30, 2015 and December 31, 2015 and twelve months ended December 31, 2015 are based upon diluted weighted average shares that are equivalent to our basic weighted average shares of 105,454, 104,763 and 106,766, respectively, due to the net loss for the periods, and the adjusted per share amounts are based upon diluted weighted average shares of 106,322,105,926 and 107,719, respectively.

Chicago Bridge & Iron Company N.V.
Non-GAAP Supplemental Pro Forma Segment Information
(amounts adjusted to exclude the results of our nuclear operations and non-cash charges related to the disposition of our nuclear operations)
(in thousands)

	Three Months Ended								Twelve Months Ended
	March 31, 2015 (1)		June 30, 2015 (1)		September 30, 2015 (1)		December 31, 2015 (1)		December 31, 2015 (1)

NEW AWARDS		% of		% of		% of		% of		% of
		Total		Total		Total		Total		Total
Engineering & Construction	$1,204,201	40%	$731,232	32%	$2,323,546	60%	$1,778,520	55%	$6,037,499	48%
Fabrication Services	927,374	31%	844,715	37%	840,658	21%	493,816	15%	3,106,563	25%
Technology	77,022	2%	81,087	4%	97,539	2%	321,892	10%	577,540	5%
Capital Services	817,380	27%	612,763	27%	654,270	17%	660,118	20%	2,744,531	22%
Total	$3,025,977		$2,269,797		$3,916,013		$3,254,346		$12,466,133

REVENUE		% of		% of		% of		% of		% of
		Total		Total		Total		Total		Total
Engineering & Construction	$1,330,327	50%	$1,351,795	51%	$1,443,504	51%	$1,510,891	55%	$5,636,517	52%
Fabrication Services	637,809	24%	611,330	23%	640,201	23%	553,350	20%	2,442,690	22%
Technology	99,361	4%	92,975	4%	118,269	4%	88,494	3%	399,099	4%
Capital Services	569,989	22%	586,686	22%	616,786	22%	616,570	22%	2,390,031	22%
Total	$2,637,486		$2,642,786		$2,818,760		$2,769,305		$10,868,337

INCOME FROM OPERATIONS		% of		% of		% of		% of		% of
		Revenue		Revenue		Revenue		Revenue		Revenue
Engineering & Construction	$90,818	6.8%	$104,667	7.7%	$107,411	7.4%	$112,484	7.4%	$415,380	7.4%
Fabrication Services	52,399	8.2%	55,937	9.2%	61,408	9.6%	55,523	10.0%	225,267	9.2%
Technology	48,024	48.3%	36,741	39.5%	31,911	27.0%	34,201	38.6%	150,877	37.8%
Capital Services	9,957	1.7%	14,962	2.6%	24,073	3.9%	25,068	4.1%	74,060	3.1%
Total	$201,198	7.6%	$212,307	8.0%	$224,803	8.0%	$227,276	8.2%	$865,584	8.0%

(1)   The summary unaudited pro forma financial information reflects the removal of the results of our nuclear power construction business sold on December 31, 2015 and reflects the removal of the related disposition charges incurred as a result of the sale, as quantified below. The information presented in the tables above is for illustrative purposes only. The exclusion of our nuclear power construction business and the $1,160,480 and $345,371 of charges related to the disposition of our nuclear operations for the three months ended September 30, 2015 and December 31, 2015, respectively, are non-GAAP financial measures, which we believe provides users a better indication of our operating performance. See "Reconciliation of Non-GAAP Supplemental Pro Forma Segment Information to GAAP Information" table.

Chicago Bridge & Iron Company N.V.
Reconciliation of Non-GAAP Supplemental Pro Forma Segment Information to GAAP Information
(in thousands)

	Three Months Ended								Twelve Months Ended
	March 31, 2015		June 30, 2015		September 30, 2015		December 31, 2015		December 31, 2015
NEW AWARDS

Engineering & Construction
Excluding Nuclear Operations	$1,204,201		$731,232		$2,323,546		$1,778,520		$6,037,499
Nuclear Operations	5,206		574,719		84,289		8,151		672,365
Total	$1,209,407		$1,305,951		$2,407,835		$1,786,671		$6,709,864

CB&I
Excluding Nuclear Operations	$3,025,977		$2,269,797		$3,916,013		$3,254,346		$12,466,133
Nuclear Operations	5,206		574,719		84,289		8,151		672,365
Total	$3,031,183		$2,844,516		$4,000,302		$3,262,497		$13,138,498

REVENUE

Engineering & Construction
Excluding Nuclear Operations	$1,330,327		$1,351,795		$1,443,504		$1,510,891		$5,636,517
Nuclear Operations	488,259		564,327		502,922		505,659		2,061,167
Total	$1,818,586		$1,916,122		$1,946,426		$2,016,550		$7,697,684

CB&I
Excluding Nuclear Operations	$2,637,486		$2,642,786		$2,818,760		$2,769,305		$10,868,337
Nuclear Operations	488,259		564,327		502,922		505,659		2,061,167
Total	$3,125,745		$3,207,113		$3,321,682		$3,274,964		$12,929,504

INCOME (LOSS) FROM OPERATIONS		% of		% of		% of		% of		% of
		Revenue		Revenue		Revenue		Revenue		Revenue
Engineering & Construction
Excluding Nuclear Operations	$90,818	6.8%	$104,667	7.7%	$107,411	7.4%	$112,484	7.4%	$415,380	7.4%
Nuclear Operations	45,600		71,800		(1,114,765)		(293,336)		(1,290,701)
Total	$136,418	7.5%	$176,467	9.2%	$(1,007,354)	(51.8)%	$(180,852)	(9.0)%	$(875,321)	(11.4)%

CB&I
Excluding Nuclear Operations	$201,198	7.6%	$212,307	8.0%	$224,803	8.0%	$227,276	8.2%	$865,584	8.0%
Nuclear Operations	45,600		71,800		(1,114,765)		(293,336)		(1,290,701)
Total	$246,798	7.9%	$284,107	8.9%	$(889,962)	(26.8)%	$(66,060)	(2.0)%	$(425,117)	(3.3)%

Investors: Scott Lamb, +1 832 513 1068, Scott.Lamb@CBI.com
Media: Gentry Brann, +1 832 513 1031, Gentry.Brann@CBI.com